RECEIVABLES PURCHASE AGREEMENT

       THIS RECEIVABLES PURCHASE AGREEMENT (the "Agreement") is made as of the 28th day of March, 1995, among FAIRFIELD ACCEPTANCE CORPORATION, a Delaware corporation, as seller ("Seller"), Fairfield Communities, Inc., a Delaware corporation, and the parent corporation of Seller, as originator ("FCI") and FAIRFIELD CAPITAL CORPORATION, a special purpose Delaware corporation, as purchaser (the "Company").

                              RECITALS
                              --------
       WHEREAS, FCI (together with certain of its predecessor subsidiaries and an existing subsidiary), have originated certain Contracts in connection with the sale to Obligors of VOIs or Lots at various Developments;

       WHEREAS, in the ordinary course of its business Seller has purchased from FCI certain Contracts and related property
  (including beneficial ownership to the VOIs or Lots underlying such Contracts);

       WHEREAS, Seller wishes  to sell certain of  such Contracts and  related  property  to  Company on  the  Closing  Date, and
  Company   desires  to  purchase   such  Contracts  and  related
  property from Seller;

       WHEREAS, Seller and Company may wish to make additional sales and purchases of Contracts and related property from time to time in the future; and

       WHEREAS, contemporaneously with the transactions contemplated herein, Company desires to finance the purchases of such Contracts and related property with advances made by Triple-A One Funding Corporation ("Triple-A") pursuant to a Credit Agreement, dated as of March 28, 1995, among Seller, as Servicer, Company, as Borrower, FCI, Triple-A and Capital Markets Assurance Corporation, as Collateral Agent and Administrative Agent (the "Credit Agreement"), which advances will be secured by a pledge of the Contracts and related property purchased by Company.

       NOW, THEREFORE, in consideration of the purchase price set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

  Section 1.  Definitions
              -----------
       All terms used but not otherwise specifically defined herein shall have the meanings ascribed to them in the Definitions List, dated as of the date hereof, that refers to this "Receivables Purchase Agreement" and which is incorporated herein by this reference. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

       "Contracts"  shall mean an interval ownership or lot
        ---------
  contract agreement and installment note relating to the sale of one or more VOIs or Lots to an Obligor, together with any separate Obligor's installment note for the payment of the balance of the purchase price thereof which constitutes the Initial Contracts and Subsequent Contracts, as such terms are defined hereinafter, which may from time to time be purchased by the Company from the Seller hereunder and thereafter pledged and assigned by the Company to Collateral Agent for the benefit of itself and Triple-A pursuant to the Credit Agreement.

       "Purchase Price" shall mean the  Initial Purchase Price or
        --------------
  Subsequent Purchase Price, as applicable, as such terms are defined hereinafter.

     "Subordinated Interest" shall mean (x) the Initial Purchase
      ---------------------
  Price of the Initial Contracts minus the sum of the amount of
                                 -----
  cash paid to  Seller on the  Initial Closing  Date pursuant  to
  Section 4(c)(i) below and the amount of transaction fees and
  ---------------
  expenses referred to in Section 4(c)(i) below, plus (y) the
                          ---------------        ----
  Subsequent Purchase Price of Subsequent Contracts minus the
                                                    -----
  amount of cash paid to Seller on the any Subsequent Contract Grant Date pursuant to Section 4(c)(i) below, minus (z) permitted
                         ---------------        ----
  repayments of principal under the Subordinated Note.

  Section 2.  Purchase and Sale of Initial Contracts.
              --------------------------------------
       (a) Initial Contracts.  Subject to the terms and conditions
           -----------------
  and in reliance on the representations, warranties, covenants and agreements set forth in this Agreement, the Seller shall
  sell  and   assign,  without  recourse  (except   as  expressly
  provided  herein),  to  the  Company   and  the  Company  shall
  purchase from the Seller, on the Initial Closing Date referred to herein, all of the Seller's right, title and interest in, to and under (but none of the obligations arising under) the following (collectively the "Transferred Assets"):

       (i)  the  Contracts  listed   on  the  Contract   Schedule
  delivered   on  the   Initial   Closing   Date  (the   "Initial






  Contracts"),  including,  without  limitation,  all   Payments,
  other Collections and other funds received with respect to the Initial Contracts on or after the applicable Cut-Off Date, and any security therefor;

       (ii) the   VOIs  and   Lots  relating   to   such  Initial
  Contracts, and the Title Clearing  Agreements and the FairShare
  Plus Program insofar as they relate to such VOIs and Lots;

       (iii) any Mortgages relating to such Initial Contracts;

       (iv) any  Insurance  Policies  relating  to  such  Initial
  Contracts   (including,   without   limitation,   Credit   Life
  Insurance);

       (v) the Contract Files and other Records relating to such Initial Contracts;

       (vi) the Contract Conveyance Documents relating to such Initial Contracts; and

       (vii) any interest on or other proceeds from any of the foregoing, and any security therefor.

       (b)  Subsequent Purchases.  The Seller and Company
            --------------------
  acknowledge that pursuant to this Agreement and the Credit Agreement, the Seller, at its option and in its sole discretion, shall be entitled from time to time until the Termination Date to designate additional Eligible Contracts to be offered for sale to the Company on each Subsequent Contract Grant Date and the Company may, in the exercise of its sole discretion, until the Termination Date and to the extent Triple-A has agreed to fund such Purchase through additional Triple-A Loans to the Company under the Credit Agreement, purchase from Seller all of Seller's right, title and interest in, to and under the Eligible Contracts as listed on a supplement  to the  Contract Schedule  delivered  by Seller  on each Subsequent Contract Grant Date (the "Subsequent Contracts"), together with all other Transferred Assets relating thereto.

       (c)  Treatment as Sale.  It is the express and specific
            -----------------
  intent of the parties that the transfer of Transferred Assets from the Seller to Company, as provided in this Section 2 (each,
                                                  ------- --
  a "Purchase"), is and shall be construed for all purposes as a true, complete and absolute sale of such Transferred Assets.

       (d)  Recharacterization.  To the extent  that any transfer
            ------------------







  of Transferred Assets from FCI to Seller, or any transfer contemplated by this Agreement, is not treated as a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that FCI shall have been deemed to grant to Seller, and Seller shall be deemed to have granted to the Company, a first priority security interest in all of FCI's or Seller's, as the case may be, right, title and interest in, to and under the Transferred Assets.

       (e)  Security Interest in Transferred Assets. The Seller
            ---------------------------------------
  acknowledges that the Transferred Assets are subject to the security interest of Collateral Agent for the benefit of itself, the Administrative Agent, the Surety and Triple-A pursuant to the Credit Agreement and that Triple-A has assigned its rights under the Triple-A Note (together with its related rights under the Credit Agreement) to the Liquidity Agent pursuant to the Liquidity Agreement and Liquidity Security Agreement.

       (f)  Other Property.  In connection with each Purchase
            --------------
  hereunder the Seller also sells, transfers and assigns to Company, all of its right, title and interest in, to and under the following related property:

       (i) all rights of the Seller in, to and under all software used to account for the Transferred Assets, and all relevant licenses and sublicenses relating thereto.

       (ii) all right, title and interest of the Seller in, to and under the Interest Rate Hedge, any replacement agreement therefor, and any other contract, instrument, or agreement in which the Seller has any interest or rights, pursuant to which the Seller (or its assignor or predecessor in interest) has hedged against movements in interest rates in connection with the Transferred Assets, including, without limitation, all monies to become due to the Seller (or its assignor or predecessor in interest) thereunder or in connection therewith;

       (iii) all proceeds of the foregoing property described in clauses (i) and (ii) above, including without limitation, interest dividends, cash, instruments and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for or on account of the sale or other disposition of any or all of the then existing Transferred Assets and including all payment on Insurance Policies (whether or not any of Triple-A, the Surety or the Collateral Agent is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the Collateral; and







       (iv) all other monies or property of the Seller coming into the actual possession or control of the Company, the Collateral Agent, the Administrative Agent, the Surety or Triple-A (whether for safekeeping, deposit, custody pledge transaction, collection or otherwise).

  Section 3.  Purchase Price.
              --------------
       (a) The amount payable to the Seller by Company for the Initial Contracts on the Initial Closing Date (the "Initial Purchase Price") shall be equal to $24,390,300.81. The parties intend, and each of the Seller and Company shall reflect in their financial accounting and tax records that the difference between (x) the aggregate unpaid principal balance of the Initial Contracts as of the Cut-Off Date and (y) the Initial Purchase Price shall be a capital contribution by Seller in accordance with Section 351 of the IRC.

       (b) The amount payable to the Seller by Company on each Subsequent Contract Grant Date prior to the Termination Date in connection with any Purchase of Subsequent Contracts hereunder (the "Subsequent Purchase Price") shall be as agreed upon at the time of such Purchase between the Seller and the Company.

  Section 4.  Payment of Purchase Price.
              -------------------------

         (a)  Initial  Closing Date.  Payment for and delivery of
              --------------------
  the Initial Contracts being purchased by the Company shall take place at a closing at the offices of Sidley & Austin, 875 Third Avenue, New York, New York 10022, at 10:00 a.m. on April 10, 1995, or such other time and place as shall be mutually agreed upon among the parties hereto (such date and time being referred to herein as the "Initial Closing Date"). Payment of the portion of the Initial Purchase Price to be paid in cash pursuant hereto, shall be made by the Company on the Initial Closing Date in immediately available funds to the Seller to such accounts at such banks as the Seller shall designate to the Company not less than one Business Day prior to the Initial Closing Date.

       (b)  Subsequent Contract Grant Dates.  Payment for and
            -------------------------------
  delivery of the Subsequent Contracts to be purchased by the Company on a Subsequent Contract Grant Date shall be made at such time and place and to such accounts and such banks as the parties may mutually agree.

       (c)   Manner of Payment of Purchase Price.  On the Closing
             -----------------------------------








  Date, the Initial Purchase Price shall be paid to Seller in the manner provided below:

       (i) in cash, in an amount equal to $20,285,814.04 (which amount is net of transaction fees and expenses payable by Seller in an amount equal to $143,394.63).

       (ii)   to  the  extent that  the  Initial  Purchase  Price
  exceeds the sum of the amount of the cash payment in Section 4(c)(i)
                                                       ---------------
  above,  and  the  amount  of   transaction  fees  and  expenses
  referred to in Section 4(c)(i), such excess shall be paid, on the Closing
                 ---------------
  Date,  by  means  of  the   issuance  to  the  Seller   of  the
  Subordinated Note in an initial principal amount equal to the Subordinated Interest on the Initial Closing Date. On each
  Subsequent Contract Grant Date, the principal amount of the Subordinated Note shall be adjusted to equal the Subordinated
  Interest on such Subsequent Contract Date.

       (d) Scheduled Payments Under Contracts  and Cut-Off Dates.
           -----------------------------------------------------

  The Company shall be entitled to all Payments, other Collections and all other funds with respect to any Contract received after the Cut-Off Date therefor; provided that the Company shall reimburse Seller for an amount equal to Ninety-Seven Percent (97%) of accrued interest on the Initial Contracts at the Contract Rate from, but excluding, the Cut-Off Date through, and including, the Initial Closing Date. The principal balance of each Contract as of the Cut-Off Date therefor is determined after deduction of payments of principal received before and on such Cut-Off Date. On each Closing Date hereunder, the Company hereby authorizes and instructs the Servicer, to either (i) deposit, on the Company's behalf, in the Collection Account established pursuant to the Credit Agreement or (ii) credit against the portion of the Purchase Price to be paid in cash, the aggregate amount of funds received with respect to the Initial Contracts or Subsequent Contracts, as applicable, between the Cut-Off Date therefor and the applicable Closing Date.

  Section 5.  Conditions to Sale of Contracts.
              -------------------------------
       (a)  Initial Closing.   The Company's obligations hereunder
            ---------------
  to purchase and pay for  any Transferred Assets on  the Initial
  Closing Date are subject to the fulfillment of the following conditions on or before such Initial Closing Date:

       (i)  The  Company  shall  have  received  (a)  the  Credit
  Agreement  executed by  all  the  parties thereto  and  (b) all conditions to closing  set forth in  Section 3.01  and 3.03  of the
                                       ---------------------
  Credit Agreement shall have been fulfilled, to the extent they are capable of being fulfilled prior to the performance by the Company of its obligations under this Agreement;

       (ii) The representations and warranties of the Seller made herein and as Servicer under the Credit Agreement shall be true and correct in all material respects on the Initial
  Closing Date.

       (b)  Subsequent Purchases.  The Company's purchase  of any
            --------------------
  Subsequent Contracts on any Subsequent Contract Grant Date are subject to the fulfillment of the following conditions on or before such Subsequent Contract Grant Date:

       (i) The Credit Agreement shall be in full force and effect;


       (ii)   All  conditions to borrowing set forth in Sections 3.02
                                                        ------------
  and 3.03 of  the Credit Agreement shall have been fulfilled, to
  --------
  the extent the same are capable of being fulfilled prior to performance by the Company of its obligations hereunder; and

       (iii)  The  representations and warranties of  Seller made herein and  as Servicer in  the Credit Agreement  shall be true
  and  correct  in  all  material   respects  on  the  Subsequent
  Contract Grant Date.

       (c)  Form of Assignment.  In connection with each sale and
            ------------------
  purchase of Contracts and Transferred Assets hereunder, the Seller shall execute assignments (which may be blanket assignments) substantially in the form of Exhibit "A" hereto and deliver the same, and if there are any Mortgages relating to a Contract, Assignments of Mortgages, to the Company, and the Company shall thereupon execute and deliver to the Seller, a form of certificate substantially in the form of Exhibit "B" hereto.

  Section 6.  Transfer of Contracts.
              ---------------------
       Pursuant to the Credit Agreement, the Company will, on the Initial Closing Date or Subsequent Grant Date, transfer, pledge and Grant all of its right, title and interest in, to and under the Contracts, Transferred Assets and related property, which constitute the property conveyed to it by the Seller on such Initial Closing Date or Subsequent Grant Date,







  to the Collateral Agent for the benefit of itself, the Administrative Agent, the Surety and Triple-A. Immediately following the sale of Contracts pursuant to this Agreement, and the pledge of such Contracts pursuant to the Credit Agreement, such Contracts shall be held by Custodian pursuant to the terms of the Custodial Agreement for the benefit of the Company and Collateral Agent. Upon each Purchase hereunder, Custodian shall execute and deliver to the Company, a form of certificate acknowledging receipt of the Contracts substantially in the form of Exhibit "C" hereto.

       Each of FCI and the Seller acknowledges that, pursuant to the Credit Agreement, the Company may transfer, pledge and grant all of its right, title and interest in, to and under the Transferred Assets, all of its right, title and interest hereunder, and its right to exercise the remedies created hereunder including, without limitation, Section 7(g) hereof, to
                                           ------------
  Collateral Agent.   Each  of FCI  and the  Seller agrees  that,
  upon such assignment, Collateral Agent may enforce directly, without joinder of the Company, all of Seller's and FCI's
  obligations   hereunder,  including   without  limitation,  the
  repurchase
  obligations of the Seller set forth in Section 8 hereof, with
                                         ---------
  respect to breaches of the representations and warranties set forth in Section 7 hereof.
           ---------
  Section 7.  Representations and Warranties of Seller and FCI.
              ------------------------------------------------
       (a)  General Representations  and Warranties of Seller and
            ----------------------------------------------------
  FCI. Seller and FCI jointly and severally represent and warrant
  ---
  as of the date of this Agreement, as of the Initial Closing Date, and as of each Subsequent Contract Grant Date, as follows:

       (i)  Due Incorporation and Good Standing.   Seller and FCI
            ------------------------------------
  are corporations duly organized, validly existing and in good standing under the laws of the state of Delaware, and have full corporate power, authority and legal right to own their properties and conduct their businesses as such properties are presently owned and such businesses are presently conducted, and to execute, deliver and perform their obligations under each of the Facility Documents to which they are a party. Seller and FCI are duly qualified to do business and are in good standing as a foreign corporations, and have obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such licenses and approvals would render any Contract unenforceable by Seller or FCI or would have a material adverse effect on (A) the value or collectibility of any Contract or related Collateral, (B) the business, properties, operations, prospects, profits or condition (financial or otherwise) of Seller or FCI, Triple-A, the Administrative Agent or the Collateral Agent, or (D) the ability of Seller or FCI to perform their obligations hereunder and under the other Facility Documents to which they are a party.

       (ii)  Due Authorization and No Conflict.  The execution,
             ---------------------------------
  delivery  and performance  by  Seller and  FCI  of each  of the
  Facility Documents to which they are a party, and the consummation of the transactions contemplated hereby and under the Facility Documents have in all cases been duly authorized by Seller and FCI by all necessary corporate action, do not contravene (i) Seller's or FCI's charter or by-laws, (ii) any law, rule or regulation applicable to Seller or FCI, (iii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, deed of trust, security agreement, bond, note, or other agreement or instrument binding on  or affecting  Seller or  FCI or  their property  or
  (iv) any order, writ, judgment, award, injunction or decree binding on or affecting Seller or FCI or their properties (except where such contravention would not have a material adverse effect on (A) the value or collectibility of any Contract or related Collateral, (B) the business, properties, operations, prospects, profits or condition (financial or otherwise) of Seller or FCI, the Administrative Agent or the Collateral Agent, or (C) the ability of Seller or FCI to perform their obligations hereunder and under the other Facility Documents to which they are a party), and do not result in or require the creation of any Lien upon or with respect to any of their properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law . Each of the other Facility Documents to which Seller or FCI is a party have been duly executed and delivered on behalf of Seller or FCI.

       (iii)  Governmental and Other Consents.  All approvals,
              -------------------------------
  authorizations, consents, orders or other actions of, and all registration, qualification, designation, declaration, notice to or filing with, any Person or of any governmental body or official required in connection with the execution and delivery of any of the Facility Documents to which Seller or FCI is a party, the consummation of the transactions contemplated hereby or thereby, the performance of and the compliance with the terms hereof or thereof, have been obtained, except where the failure so to do would not have a material adverse effect on the value of the Collateral or the interests of Triple-A or the Surety herein or therein, and each such required approval, authorization, consent, order, registration, qualification, designation, declaration, notice or filing is listed on Exhibit P to the Credit Agreement (or in the case of any Purchase on a Subsequent Contract Grant Date, as set forth in any addendum to such Exhibit P to the Credit Agreement prepared by Seller and accepted by the Company).

       (iv)  Enforceability of Facility Documents.  Each of the
             ------------------------------------
  Facility Documents to which the Seller or FCI is a party have been duly and validly executed and delivered by the Seller or FCI and constitute the legal, valid and binding obligation of Seller or FCI, as applicable, enforceable in accordance with their respective terms, except as enforceability may be subject to or limited by Debtor Relief Laws or by general principles of equity (whether considered in a suit at law or in equity).

       (v)  No Litigation.  There are no proceedings or
            -------------
  investigations pending or, to the best knowledge of Seller or FCI, threatened against the Seller or FCI before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Agreement or any of the other Facility Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Facility Documents, (C) seeking any determination or ruling that would adversely affect the performance by Seller or FCI of their obligations under this Agreement or any of the other Facility Documents, (D) seeking any determination or ruling that would adversely affect the validity or enforceability of this
  Agreement or any of the other Facility Documents, or (E) seeking any determination or ruling that would, if adversely determined, be reasonably likely to materially adversely affect (x) the value or collectibility of any Contract or related Collateral, (y) the business, properties, operations, prospects, profits or condition (financial or otherwise) of Seller or FCI, the Administrative Agent or the Collateral Agent, or (z) the ability of Seller or FCI to perform their obligations hereunder and under the other Facility Documents to which they are a party.

       (vi)  Accuracy of Information.  All certificates, reports,
             -----------------------
  financial statements and similar writings furnished by or on behalf of the Seller or FCI to Company, Collateral Agent, Triple-A or Administrative Agent at any time pursuant to any requirement of, or in response to any request of any such party under, this Agreement or any other Facility Document or any transaction contemplated hereby or thereby, have been, and all such certificates, reports, financial statements and similar writings hereafter furnished by Seller or FCI to such parties will be, true and accurate in every respect material to the transactions contemplated hereby on the date as of which any such certificate, report, financial statement or similar writing was or will be delivered, and shall not omit to state any material facts or any facts necessary to make the statements contained therein not materially misleading.

       (vii) Governmental Regulations.  Neither FCI, nor Seller,
             ------------------------
  is (i) an "investment company" registered or required to be registered or required to be registered under the Investment Company Act of 1940, as amended, (ii) a "public utility company" or a "holding company," a "subsidiary company" or an "affiliate" of any public utility company within the meaning of Section 2(a)(5), 2(a)(7), 2(a)(8) or 2(a)(11) of the Public
  Utility Holding Company Act of 1935, as amended, or (iii) otherwise subject to any other federal or state statute or regulation limiting its ability to incur or pay indebtedness.


       (viii) Margin Regulations.  Neither FCI, nor Seller, is
              ------------------
  engaged, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any margin stock (as each of the quoted terms is defined or used in Regulation G, T, U or X). No part of the proceeds of any of the Triple-A Loans has been used for so purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation G, T, U or X.

       (ix) Location of Chief Executive Office and  Records.  The
            -----------------------------------------------
  principal  place of  business  and  chief executive  office  of
  Seller and  FCI, and the  office where Seller  and FCI maintain all of their  Records, is located at 2800 Cantrell Road, Little
  Rock, Arkansas 72202 (provided that, at any time after the Closing
                        --------
  Date, upon 30  days' prior written notice to FCC and Collateral
  Agent,  either the  Seller or  FCI  may relocate  its principal place  of  business  and chief  executive  office,  and/or  the office where Seller and FCI  maintain all of their  Records, to such other locations within the United States where all action required by Section 7.04 of the Credit Agreement shall have been taken
              ------------
  and completed (giving effect to the provisions of such Section 7.04
                                                         ------------
  as if each reference to the "Borrower" therein is, instead, a reference to each of the Seller and FCI).







       (x)  Lock-Box Accounts.  Except in the case of any Lock-Box
            -----------------
  Account pursuant to which Collections in respect of Contracts subject to a PAC are deposited, each of the Seller and FCI has filed a standing delivery order with the United States Postal
  Service  authorizing  each  Lock-Box   Bank  to  receive   mail
  delivered to the  related Post Office Box.  The account numbers of all Lock-Box  Accounts, together with the  names, addresses,
  ABA numbers and names of contact persons of all the Lock-Box Banks maintaining such Lock-Box Accounts and the related Post Office Boxes, are specified in Exhibit Q to the Credit Agreement.
                                 ---------
  From and after the Closing Date, neither FCI, nor Seller shall have any right, title and/or interest in or to any of the Lock-Box Accounts or the Post-Office Boxes and will maintain no lock-box accounts in its own name for the collection of Payments. Neither the Seller nor FCI has any other lock-box accounts for the collection of Payments except for the Lock-Box Accounts.

      (xi)  Facility Documents.  This Agreement is the only
            ------------------
  agreement pursuant to which Seller sells the Company Contracts, other Transferred Assets or any other assets of a similar nature. The Seller and FCI have furnished to Collateral Agent true, correct and complete copies of each Facility Document to which the Seller and FCI are parties, each of which is in full force and effect. Neither Seller, FCI nor any Affiliate thereof is in default of any of its
  obligations  thereunder  in   any  material  respect.       All
  Contracts and related assets are purchased without recourse to the Seller or FCI except as described in this Agreement. The Purchases by Company under this Agreement constitute valid and true sales and transfers for consideration (and not merely a pledge of assets for security purposes), enforceable against creditors of each of FCI and FAC and no Contract or related Collateral shall constitute property of the Seller.

       (xii)   Ownership of the Company.  One hundred percent (100%)
               -----------------------
  of the outstanding capital stock of the Company is directly owned (both beneficially and of record) by Seller. Such stock is validly issued, fully paid and nonassessable and there are no options, warrants or other rights to acquire capital stock from the Company.

       (xiii) Taxes.  The Seller and FCI have filed or caused to
              -----
  be filed all Federal, state and local tax returns which are required to be filed by them, and have paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by them, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which







  Seller and FCI have set aside adequate reserves on their books in accordance with GAAP and which proceedings have not given rise to any Lien.

       (xiv)   Solvency.  Each of FCI and Seller, both prior to and
               --------
  after giving effect to the Purchase of Initial Contracts on the Closing Date, and after giving effect to each subsequent Purchase, if any, on a Subsequent Contract Grant Date (i) is not "insolvent" (as such term is defined in 101(32)(A) of the Bankruptcy Code); (ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

       (xv)  Reporting and Accounting Treatment.   For reporting and
              ---------------------------------
  accounting  purposes,  and  in  their   books  of  account  and
  records, the Seller and FCI will treat the Purchase of each Contract pursuant to this Agreement as a purchase of, or absolute assignment of, the Seller's full right, title and ownership interest in each Contract, and the Seller and FCI have not in any other manner accounted for or treated the transactions.

       (xvi)  Closing Balance.  The Eligible Contract Pool
              ---------------
  Principal Balance as of the Closing Date is not less than $25,190,300.81.

       The representations and warranties of Seller and FCI set forth in this Section 7(b) shall be deemed to be remade, without
                ------------
  further act by any Person, on and as of the Closing Date and each Subsequent Contract Grant Date. The representations and warranties set forth in this Section 7(b) shall survive the
                               ------------
  transfer and assignment of the Contracts to the Company.

       (c) Representations and Warranties Regarding the Contracts.
           ------------------------------------------------------
  Seller and FCI jointly and severally represent and warrant to the Company as to each Contract conveyed on and as of the related Cut-Off Date (except as otherwise expressly stated) as follows:

       (i)  Eligibility.  Such Contract is an Eligible Contract.
            -----------
       (ii)  Contract  Schedule.   The information  set forth in the
             ------------------
  Contract Schedule is true and correct with respect to such Contract.




       (iii)  No Waivers.  The terms of such Contract have not been
              ----------
  waived, altered, modified, or extended in any respect, without the prior written consent of the Collateral Agent, other than
  (i) extensions which are Permitted Deferrals, (ii) amendments, entered into in accordance with Customary Practice and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments, (iii) reductions in the amount of required principal Payments under such Contract which do not alter the aggregate amount of Collections anticipated to be received in the Collection Account in respect of such Contract (as a result of any release of prepaid premiums for Credit Life Insurance), and
  (iv) modifications in the applicability of a PAC (which will, among other things, result in a change in the relevant Contract Rate).

       (iv) Binding Obligation. Such Contract is the legal, valid
            ------------------
  and binding obligation of the Obligor thereunder and is enforceable against the Obligor in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, or by general principles of equity (whether considered in a suit at law or in equity).

       (v)  No Defenses. Such Contract is  not subject to any right
            -----------
  of rescission, setoff, counterclaim or defense, including the defense of usury, the operations of any of the terms of such Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in a manner
  materially  affecting   the  value  or  collectibility  of  the
  Contract or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

       (vi)   Origination.  Such Contract was originated by FCI (or
              -----------
  a subsidiary thereof) in the regular course of its business and was purchased by FAC in the regular course of its business.

       (vii)  Lawful Assignment.  Such Contract was not originated
              -----------------
  in and is not subject to the laws of any jurisdiction the laws of which would make the transfer of the Contract under this Agreement or the Grant of such Contract under the Credit Agreement unlawful.

       (viii)  Compliance with Law.  The requirements of any
               -------------------




  federal, state or local law, including, without limitation, usury, truth in lending and equal credit opportunity laws, applicable to such Contract have been complied with. The VOI Regime related to such Contract is in compliance with any and all applicable zoning and building laws and regulations and any other laws and regulations relating to the use and occupancy of such VOI Regime. None of the Seller or FCI has received notice of any material violation of any legal requirements applicable to such VOI Regime. The VOI Regime related to such Contract complies with all applicable state statutes including, without limitation, condominium statutes, or filings relating to interstate land sales (if applicable), and the requirements of any governmental authority or local authority having jurisdiction and constitutes a valid and conforming condominium under the laws of the State where the related Development is located; except where such noncompliance would not have a material adverse effect on (A) the value or collectibility of any Contract or related Collateral, (B) the business, properties, operations, prospects, profits or condition (financial or otherwise) of Seller or FCI, the Administrative Agent or the Collateral Agent, or (C) the ability of Seller or FCI to perform their obligations hereunder and under the other Facility Documents to which they are a party.

       (ix)  Contract in Force. Such Contract is in full force and
             ----------------
  effect and has not been satisfied in whole or in part, or rescinded.

       (x)  No Subordination.  Such Contract has not been
            ----------------
  subordinated in whole or in part.

       (xi)  Capacity of Parties.   All parties to such Contract had
             -------------------
  capacity to, execute the Contract.

       (xii)  Good Title.  The Seller has good and marketable title
              ---------
  to such Contract free and clear of any Lien (other than the lien in favor of the Collateral Agent Granted pursuant to the
  Credit Agreement).    The  Seller has  not  sold,  assigned  or
  pledged such Contract to any Person other than FCC. As to the related VOI or Lot, either, (i) a generally accepted form of title insurance policy, insuring the fee estate ownership of the Lot or the real property subject to the VOI Regime by the Persons owning the respective interests therein, and their
  successors  and   assigns  was  effective   at  the  time   the
  originator acquired the Lot or at the time of registration of the VOI Regime, is valid and remains in full force and effect, and was issued by a title insurer qualified to do business in
  the  applicable   jurisdiction;  or  (ii)   at  the  time   the




  originator acquired the Lot or at the time of registration of the VOI Regime, such fee estate ownership had been verified by an attorney's opinion of title, the form and substance of which is of a type acceptable for purposes of registration of sales of VOI or Lots, and which may be relied upon by Persons subsequently owning the respective interests therein, and their successors and assigns. The Seller has not sold, assigned, or pledged its interest in the related VOI or Lot to any Person other than FCC.

       (xiii)  No Defaults.  As of the relevant Cut-Off Date, there
               -----------
  is  no  default,   breach,  violation   or   event  permitting
  acceleration existing under the Contract and no event which, with the giving of notice or the expiration of any grace or cure period or both, would constitute such a default, breach, violation or event permitting acceleration under such Contract
  (except  Permitted  Deferrals).    None of  Seller  or  FCI has
  waived any such default, breach, violation or event permitting acceleration without obtaining the prior written consent of the Collateral Agent.

       (xiv)  Equal Installments.  Such Contract has a fixed or
              ------------------
  floating  rate of  interest  and  provides for  payments  which
  fully amortize the  loan over its  term.   Interest accrues  on
  such Contract on an actuarial (i.e., pre-computed) basis.

       (xv)  One  Original.  All original executed copies of such
             ------------
  Contract are in the custody of the Custodian other than to the extent permitted pursuant to Section 7(c)(xxii).
                               ------------------
       (xvi)  Minimum Downpayment.  Such Contract had a minimum
              -------------------
  equity of 10% at origination (including in such total any cash down payments and Payments made on any other Contract which has been "traded in" in connection with the origination of such Contract).

       (xvii)  Contract Form/Governing Law.  Such Contract was
               ---------------------------
  executed in substantially the form of one of the forms of Contract attached hereto as Exhibit D, except for changes required by applicable law and certain other modifications which do not, individually or in the aggregate, affect the enforceability or collectibility of such Contract. In addition, such Contract was originated in and is governed by the laws of the State in which the related Development is located, and each such State is a jurisdiction as to the law of which the Company shall have on the Closing Date delivered to the Agent an Opinion of Counsel regarding the enforceability of the form or forms of Contract used in such jurisdiction and such other matters as they shall reasonably request, and such Contract is substantially in the form of one of the forms of Contract attached as an exhibit to such opinion.

       (xvii)  No Event of Default.  No Event of Default (or
               -------------------
  Unmatured Event of Default) will occur as a result of the Purchase of the Contract by the Company pursuant to this Agreement.

       (xviii)  Interest in Real Property.  The VOI or Lot
                -------------------------
  underlying such Contract is an interest in real property consisting of either (a) a fixed week or undivided interest in fee simple in a lodging unit or group of lodging units at a Development, (b) an undivided leasehold interest in any lodging unit located at the Harbortown Marina Resort Hotel in Ventura County, California or the Pagosa Mountain Meadows VOI Regime at the Pagosa Development in Archuleta County, Colorado or (c) if a lot, a fee simple interest in real property; and in each case such VOI or Lot has been deeded to the Nominee pursuant to the terms of one of the Title Clearing Agreements, or has been deeded to the relevant Obligor in accordance with the requirements of the applicable Contract or applicable law.

       (xix)  Environmental Compliance.   Each VOI Regime related
              ------------------------
  to a Contract is now, and at all times during FCI's (or any Affiliate of FCI's) ownership thereof has been free of contamination from any substance, material or waste identified as toxic or hazardous according to any federal; state or local law, rule, regulation or order governing, imposing standards of conduct with respect to, or regulating in any way the discharge, generation, removal, transportation, storage or handling of toxic or hazardous substances, materials or waste (hereinafter referred to as "Environmental Laws"), including,
  without limitation, any       --------------------
  PCB, radioactive substance, methane, asbestos, volatile hydrocarbons, petroleum products or wastes, industrial solvents or any other material or substance which now or hereafter may cause or constitute a health, safety or other environmental hazard to any person or property (any such substance together with any substance, material or waste identified as toxic or hazardous under any Environmental Law now in effect or hereinafter enacted shall be referred to herein as "Contaminants"). Neither FCI nor any Affiliate of
              ------------
  FCI has caused
  or suffered to occur any discharge, spill, uncontrolled loss or seepage of any petroleum or chemical product or any Contaminant onto any property comprising or adjoining any of the VOI Regimes, and neither FCI nor any Affiliate of FCI nor any Obligor or Occupant of all or part of any of the VOI







  Regimes is now or has been involved in operations at; any VOI Regime which could lead to liability for FCI, the Company, any other Affiliate of FCI or any other owner of any VOI Regime or the imposition of a lien on such VOI Regime under any Environmental Law.

       Except as set forth on Schedule 4.02(u) to the Credit
                              ----------------
  Agreement, all property owned, managed, or controlled by FCI or any Affiliate of FCI and located within a Development is now, and has at all times during FCI's (or any Affiliate of
  FCI's) ownership, management or control thereof been free of contamination from any Contaminants. Except as set forth on
  Schedule 4.02(u) to the Credit Agreement, neither FCI nor any
  ----------------
  Affiliate   of  FCI  has  caused  or   suffered  to  occur  any
  discharge, spill, uncontrolled loss or seepage of any Contaminants onto any property comprising or adjoining any of the Developments, and neither FCI nor any Affiliate of FCI nor any Obligor or occupant of all or part of any of any Development is now or has been involved in operations at any Development which could lead to liability for FCI, the Company, any other Affiliate of FCI or any other owner of any Development or the imposition of a lien on such Development under any Environmental Law. None of the matters set forth on
  Schedule 4.02(u) to the Credit Agreement
  ----------------
  will have a material adverse effect on the value of the Collateral or the interests of Triple-A, the Surety or the Collateral Agent therein or an adverse effect on Triple-A, the Surety or the Collateral Agent.

       (xx)   Tax Liens.  All taxes applicable to such Contract and
              ---------
  the related VOI or Lot have been paid; except where the failure to pay would not have a material adverse effect on the Contract or the interests of Triple A or Surety therein. There are no delinquent tax liens in respect of the VOI or Lot underlying such Contract.

       (xxi)  Credit Life Insurance.  If such Contract also
              ---------------------
  financed a policy of Credit Life Insurance: (i) the Company has been assigned a valid beneficial interest in such policy;
  (ii) the Company has the power and authority to pledge its interest as the beneficiary of such policy, and it has so pledged its interest to the Collateral Agent pursuant to various effective Documents of Pledge and Assignment; (iii) the Company has the sole power and authority to direct the cancellation of such policy in the event of nonpayment of such Contract and the sole right to receive any unearned premium in the event of cancellation of such policy; and (iv) the Company has the power and authority to assign its right to receive any unearned premium with respect to such policy, and it has so pledged its right to the Collateral Agent pursuant to various effective Documents of Pledge and Assignment.

       (xxii)  Contract Files.    The  related  Contract  File contains
               --------------
  at least one original of each of

            (i) the Contract (other than (A) in the case of a Contract which has been removed from the Contract File for the performance of collection services in accordance with
       Section 5.01(p), or (B) a Contract which has been identified
       ---------------
       as a missing original contract under the Custodian's Certificate Acknowledging Receipt of Contracts (a form of
       which  is  attached  as  Exhibit   C  to  the  Receivables
       Purchase Agreement) delivered to the Collateral Agent on the Closing Date), and

            (ii) in the case of a VOI or Lot which has been deeded out to the relevant Obligor, (A) a copy of the deed for the related VOI or Lot, and (B) a purchase money
       Mortgage.

       (xxiii)  Lock-Box Accounts.   The Obligor of such Contract
                ------------------
  either:

            (1) shall have been instructed, pursuant to the Seller's routine distribution of a periodic statement to such Obligor next succeeding

                 (A) the Initial Closing Date (or  any Subsequent
            Contract Grant Date, as applicable), or

                 (B) the  day on which  a PAC ceased  to apply to
            such Contract, in the case of a Contract formerly subject to a PAC,

       but in no event later than the then next succeeding due date for Payment under the related Contract, to remit Payments thereunder to a Post Office Box for credit to a Lock-Box Account, or directly to a Lock-Box Account, in each case maintained at a Lock-Box Bank pursuant to the terms of a Lock-Box Agreement substantially in the form of Exhibit I of the Credit Agreement, or
          --------

            (2) has entered into a PAC, pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of Payments as they become due and payable, and the Seller has, and has caused, a Lock-Box Bank and/or the Collection Account Bank, to take all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account.

       (xxiv) Ground Leases.  In the case of any Contract relating
              ------------
  to a VOI or Lot located in either of Harbortown Marina Resort Hotel in Ventura County, California or the Pagosa Mountain Meadows VOI Regime at the Pagosa Development in Archuleta County, Colorado, (i) the groundlease to which the relevant Development is subject has a fixed term which terminates after the maturity of such Contract, and (ii) all rent due and payable for the term of the relevant groundlease has been fully paid through the date of this representation.

       All of the representations and warranties of Seller and FCI set forth in this Section 7(c) shall be deemed to be remade,
                        ------------
  without further act by any Person, on and as of each Cut-Off Date with respect to each Contract Purchased by the Company on
  and  as  of  each Closing  Date.    In  addition,  each of  the
  representations and warranties of Seller and FCI set forth in the following subsections of this Section 7(c) shall be deemed
  to be remade,                     -----------
  without further act by any  Person, on and as of  each Business
  Day  hereunder  occurring   prior  to   the  Collection   Date:
  subsections (i) (but only with respect to the eligibility criteria set forth in the definition of "Eligible Contract" in the Definitions List at clauses (a), (b), (c), (d), (h), (k),
  (l), (o), (q),  (p), (v) and  (w) thereof),  (iii), (iv),  (v),
  (viii), (ix),  (xii), (xix),  (xx) and  (xxi), (xxii),  (xxiii)
  and (xxiv).    All of  the representations  and warranties  set
  forth in this Section 7(c)
                ------------
  shall survive the Purchase of the respective Contracts by the Company.

       Notwithstanding  anything   in   the  foregoing   to   the
  contrary, a representation of the Seller and FCI set forth in this Section 7(c) shall be deemed not to have been breached with
       ------
  respect to a Contract on the Closing Date to extent that the following statements are true:




            (i) the existence of the condition giving rise to such breach of a representation set forth in this Section 7(c)
                                                         -----------
       shall have  been identified in any  of Exhibits B (Summary
       by  Age  of   Contract)  -  E  (Summary   of  Geographical
       Distribution  of   Obligors),   G   (Summary   by   Equity
       Percentage),  K  (Summary  by  Year   of  Origination),  L
       (Summary of Original Terms), and N (Summary of Months to Maturity) to the E&Y Audit Report; and

            (ii) the  extent  to  which  all  Contracts   in  the
       Contract Pool, taken as a whole, were subject to such condition was accurately calculated and described in the E&Y Audit Report as of the E&Y Audit Date.

       (d) Representations and Warranties Regarding the Contract
           -----------------------------------------------------
  Pool. Seller and FCI jointly and severally represent and warrant
  ----
  to Company with respect to the Initial Contracts that:

       (i)  E&Y Audit Report. The information set forth in  the E&Y
            ----------------
  Audit Report was true and correct in all material respects as of the E&Y Audit Date; and

       (ii)   Seasoning of Contract  Pool.  As  of the  E&Y Audit
              ---------------------------
  Date, the aggregate Principal Balances of all Initial Contracts in the Contract Pool with respect to which at least 60 months have elapsed from the date on which such Contract was entered into, constituted greater than 95% of the Contract Pool Principal Balance at such time;

       (iii)  Equity Percentage.  As of the E&Y Audit Date, the
              -----------------
  aggregate Principal Balance of all Initial Contracts in the Contract Pool with respect to which the Equity Percentage of such Contract was greater than or equal to 40%, constituted greater than 95% of the Contract Pool Principal Balance at such time; and

       (iv)   Fixed Week Percentage.  As of the Cut-Off Date, the
             ----------------------
  aggregate Principal Balance of all Initial Contracts in the Contract Pool with respect to which the underlying ownership interest consisted of a fixed week VOI (as opposed to an undivided interest in a fee simple, whether or not pursuant to the FairShare Plus Program) or Lot constituted greater than 90% of the Contract Pool Principal Balance at such time.





       A breach of a representation and warranty set forth in this Section 7(d) shall be deemed to be a breach of such
       ------------
  representation  and  warranty  with  respect  to  each  Initial
  Contract.   The  representations and  warranties  made in  this
  Section 7(d) shall survive the transfer and assignment of the
  ------------
  respective Initial Contracts by the Company.

       (e)  Representations and Warranties Regarding the Contract
            ----------------------------------------------------
  Files.  Seller and FCI jointly and severally represent and
  -----
  warrant to the Company as to each Contract and the related Contract File conveyed by it hereunder as follows:

       (i)  Possession.  On or immediately prior to the Closing
            ----------
  Date and each Subsequent Contract Grant Date (if any), the Custodian will have possession of each original Contract and the related Contract File, and shall have acknowledged such receipt, and its undertaking to act as bailee for purposes of perfection of the Collateral Agent's interests in such original Contract and the related Contract File (provided,
  however, that the fact that                           --------
  -------
  each of the Contracts identified in Exhibit B to the Custodian's Certificate Acknowledging Receipt of Contracts (a form of which is attached as Exhibit C hereto) is not in the possession of the Custodian in its respective Contract File does not constitute a breach of this representation).

       (ii)  Marking Records.  By the Closing Date, or each
             ---------------
  Subsequent Contract Grant Date (if any), the Seller shall have caused the portions of the computer files relating to the Contracts Granted on such date to the Collateral Agent to be clearly and unambiguously marked to indicate that such Contract constitutes part of the Collateral Granted by the Company in accordance with the terms of the Credit Agreement. In addition, prior to each such Grant, each such Contract shall have been clearly and unambiguously stamped or marked as follows:

            "This Contract is part of the Collateral under a Credit Agreement dated as of March 28, 1995, and a security interest herein is held by Capital Markets Assurance Corporation as Collateral Agent thereunder."




       The representations and warranties of Seller and FCI set forth in this Section 7(e) shall be deemed to be remade, without
                ------------
  further act  by any Person, on  and as of the  relevant Closing
  Date with respect to the  Contracts conveyed to the  Company on and as of each such date. The representations and warranties set forth in this Section 7(e) shall survive the transfer and assignment
                ------------
  of the respective Contracts to the Company.

       (f)  Survival of Representations and Warranties.  It is
            ------------------------------------------
  understood and agreed that the representations and warranties contained in this Section 7 shall remain operative and in full
                    ----------
  force and effect, shall survive the transfer and conveyance of the Contracts by the Seller to the Company and the Grant by the Company to Triple-A and shall inure to the benefit of the Company, the Collateral Agent, the Administrative Agent, the Surety and Triple-A and their respective designees, successors and assigns.

       (g)  Seller's and  FCI's Indemnification  of the  Company.
            ----------------------------------------------------
  The Seller and FCI shall jointly and severally indemnify, defend and hold harmless the Company against any and all claims, losses and liabilities (including reasonable attorneys' fees)
  (all of the foregoing being collectively referred to as "Indemnified
                                                           -----------
  Amounts"), which (i) may at any time be imposed on, incurred by
  -------
  or asserted against the Company in any way relating to or arising out of this Agreement or the transactions contemplated hereby or any action taken or omitted by the Company under or in connection  with any of the  foregoing, (ii) would  not have been imposed  on, incurred by  or asserted against the  Company but for its  having purchased the Transferred  Assets hereunder or (iii) relate  to the  services underlying  the Contracts  or any of the other  Transferred Assets or any act or  omission to act by the Seller in respect of any of the Transferred Assets, excluding, however, (a) recourse
  ---------  -------
  for uncollectible Payments under the Contracts or to insure against default by the Obligors thereunder, (b) any income, franchise or other taxes (or interest or penalties with respect thereto) incurred by the Company arising out of or as a result of this Agreement or the Transferred Assets conveyed hereunder in respect of any Contract and (c) any claim, expense, cost or liability of the Company under the Credit Agreement or Liquidity Agreement. Without in any way limiting



  the   foregoing,  except   as   otherwise  provided   in   this
  Section 7.3, or Section 12(j) hereof
  -----------     -------------
  the Seller shall pay to the Company, on demand, any and all amounts necessary to indemnify the Company from and against any and all Indemnified Amounts relating to or resulting from:
  (w) any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, any sales, gross receipts, intangible personal property, privilege or license taxes, but not including taxes imposed upon the Company under the laws of the United States or any jurisdiction within the United States in which the Company is organized or maintains its principal office or in which the Company books this transaction; (x) any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, any taxes which may arise at any time and from time to time in the future in respect of this Agreement, the transactions contemplated hereby and the subject matter hereof and thereof;
  (y) costs, expense and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Seller hereunder or imposed against the Company or the Seller, the property involved or otherwise, or
  (z) any and all loss, penalties, fines, forfeitures, legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of Seller's or FCI's representations and warranties contained in this Agreement. The agreements in this clause (g) shall survive the collection of all Contracts, the termination of this Agreement and the payment of all amounts payable hereunder and under the Contracts. For purposes of this clause (g), any reference to the Company shall include any officer, director, employee, agent or affiliate thereof, or any successor or assignee thereof.

  Section 8.     Repurchases of Contracts for Breach of
                 --------------------------------------
                 Representations and Warranties.
                 ------------------------------
       (a)  Repurchase Obligation.  Subject to Section 8(b) hereof,
             ---------------------             -----------
  Seller shall repurchase from the Company any Contract sold by it to the Company, for an amount equal to the Release Price therefor (such amount, the "Repurchase Price"), on the first Settlement Date occurring following the last day of the
  immediately  preceding  Calculation  Period  in  which   Seller
  becomes  aware or  receives written  notice  from the  Company,
  Triple-A  or   Collateral  Agent  that   such  Contract  is   a
  "Defective Contract"; provided,
                        --------




  however, that with respect to any Contract incorrectly described
  -------
  on the Contract Schedule only with respect to its Principal Balance on the relevant Cut-Off Date, which Seller would otherwise be required to repurchase pursuant to this Section
                                                       -------
  8(a), Seller may,  in lieu of repurchasing  such Contract,  pay to
  ----
  the  Company  on  such  Settlement  Date,  cash  in  an  amount
  sufficient  to  cure  such  deficiency  or  discrepancy.    The
  Company hereby directs the Seller, for so long as the Credit Agreement is in effect, to make such payment on its behalf to the Collection Account pursuant to Section 7.11(a) of the
  Credit Agreement.  The                 ---------------
  following defects with respect to documents in any Contract File, to the extent they do not impair the validity or enforceability of the subject document under applicable law,
  shall  not   be   deemed  to   constitute  a   breach  of   the
  representations  and  warranties  contained  in   Section 7(c):
  misspellings of or omissions of                   ------------
  initials in names; name changes from divorce or marriage; discrepancies as to payment dates in a Contract of no more than 30 days; discrepancies as to Payments of no more than $5.00; discrepancies as to origination dates of not more than
  30 days;  inclusion  of  additional  parties  other   than  the
  primary Obligor not listed in the Servicer's records or in the Contract Schedule and non-substantive typographical errors and
  other   non-substantive  minor   errors   of  a   clerical   or
  administrative nature.

       (b)  Repurchases.  Seller shall notify  the Company of any
            -----------
  repurchase not less than two Business Days prior to the date on which such repurchase shall be effected, specifying the Defective Contract and the Repurchase Price therefor. Upon the repurchase of a Defective Contract pursuant to Section
  8(a),  Seller shall,                                    -------
  ----
  prior to 11:00 A.M. New York City time on the relevant Settlement Date deposit, on behalf of the Company, in the Collection Account the Repurchase Price.

       Upon each repurchase, the Company shall, automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Seller or FCI, as the case may be, without recourse, representation or warranty, all the right, title and interest of the Company in and to such Defective Contract, the VOI or Lot, the Contract File relating thereto, all monies due or to become due with respect thereto, all Payments and proceeds thereof (including Payments received from and including the Determination Date next preceding the date of transfer) and all other assets related thereto as described in Sections 2 and 3 hereof. The Company
                          ----------------
  shall execute such
  documents, releases and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Defective Contract, and the VOI or Lot and Contract File related thereto pursuant to this subsection.

       (c)  Except for  the remedies set  forth in Section  7(g), the
                                                    -----------
  obligation of Seller to repurchase any Defective Contract shall constitute the sole remedy against Seller, FCI or their affiliates, respecting any breach of the representations and warranties set forth in Section 7(c), (d) and (e) available
                          -------------------------
  hereunder to the Company; provided, however, that this provision
                            -----------------
  shall not limit in any way rights of the Company against any other Person.

  Section 9.  Covenants of Seller and FCI.
              ---------------------------
       (a)  Affirmative Covenants of Seller and FCI.  So long as
            ---------------------------------------
  the Company has any obligation under the Credit Agreement to assign and convey Contracts to the Collateral Agent for the benefit of itself and Triple-A and its successor and assigns, Seller and FCI each covenants and agrees that it shall:

       (i)  Compliance with Laws, Etc.  Comply in all material
            -------------------------
  respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties, and all Contracts and Facility Documents to which it is a party.

       (ii) Preservation of Corporate Existence.  Preserve and
            -----------------------------------
  maintain  its   corporate  existence,  rights,  franchises  and
  privileges  in  the  jurisdiction  of  its  incorporation,  and qualify and remain qualified in good standing as a foreign corporation, and maintain all necessary licenses and approvals, in each jurisdiction except where the failure to preserve and maintain such existence, rights, franchises, privileges, qualifications, licenses and approvals would not materially adversely affect (A) the value or collectibility of any Contract or related Collateral, (B) the business, properties, operations, prospects, profits or condition (financial or otherwise) of Seller or FCI, the Administrative Agent or the Collateral Agent, or (C) the ability of either FCI or Seller to perform its obligations hereunder or under the other Facility Documents to which it is a party.

      (iii)  Audits.   At any time  and from time to  time during
             -----
  regular business hours, permit the Company, and/or its agents, representatives or assigns, access (including, without limitation, any repository used by Seller or FCI to store the computer tapes or other computer records constituting the Daily Report):

            (i) to the offices and properties of Seller or FCI (including, without limitation, any repository used by Seller or FCI to store the computer tapes or other computer records constituting the daily report) in order to examine and make copies of and abstracts from all books, correspondence and Records of Seller or FCI as appropriate to verify the Seller's or FCI's compliance with this Agreement, or any other Facility Documents to which Seller or FCI is a party and any other agreement contemplated hereby or thereby, and the Company and/or its agents, representatives and assigns may examine and audit the same, and make photocopies thereof (and computer tapes or other computer replicas thereof, as appropriate), and Seller and FCI agrees to render to the Company and/or its agents, representatives and assigns, at Seller's and FCI's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto; and

            (ii) to the officers or employees of Seller and FCI in order to discuss matters relating to the Contracts or Seller's or FCI's performance hereunder with any of such officers or employees of Seller and FCI having knowledge of such matters.

  Each such audit shall be at the sole expense of Seller and FCI. The number and frequency of any such audits shall be limited to such number and frequency as shall be reasonable in the exercise of the Company's, or its assigns', reasonable commercial judgment. The Company and its agents, representatives and assigns shall also have the right to discuss Seller's and FCI's affairs with the officers and employees of Seller and FCI and Seller's and FCI's independent accountants and to verify under appropriate procedures the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Contracts and related Collateral.

       (iv) Keeping of Records and Books of Account.   Maintain and
            --------------------------------------
  implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Contracts in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Contracts (including, without limitation, records adequate to permit the daily
  identification  of   all  Collections  with   respect  to,  and
  adjustments of amounts payable under, each Contract).

       (v)  Performance and Compliance with Receivables and
            -----------------------------------------------
  Contracts.  At its expense, timely and fully perform and comply
  ---------
  in all material respects with all provisions, covenants and other promises required to be observed by Seller or FCI under the Contracts.

       (vi)  Location of Records.  Maintain its principal  place of
             -------------------
  business and chief executive office, and the offices where it maintains its Records, at the address referred to in Section
                                                       -------
  4.01(k) of the Credit Agreement or, in any such case, upon 30
  ------
  days' prior written notice to the Company, at such other locations within the United States where all action required by Section 7.04 of the Credit Agreement shall have been taken and
     ------------
  completed (giving effect to the provisions of such  Section 7.04
                                                      ------------
  as if each reference to the "Borrower" therein is instead a reference to each of the Seller and FCI). Each of Seller and FCI will at all times maintain its chief executive office and the offices where it keeps the Records within the United States of America.

      (vii)  Compliance with ERISA.  Comply in all material
             ---------------------
  respects with the provisions of  ERISA, the IRC, and  all other
  applicable  laws,   and  the  regulations  and  interpretations
  thereunder.

     (viii) Ownership Interest.  Take such action with  respect to
            ------------------
  each Contract as is necessary to ensure that the Company maintains either a first priority perfected security interest in or a legal and valid ownership interest in such Contract and the related Collateral, in each case free and clear of any Liens, and respond to any inquiries with respect to ownership of a Contract sold by it hereunder by stating that, from and after the applicable Closing Date relating thereto, it is no longer the owner of such Contract and that ownership of such Contract is held by the Company subject to the lien of the Credit Agreement and the Liquidity Security Agreement;

       (ix)  Instruments.  Not remove any portion of the Contracts
             -----------
  or related  Collateral that consists  of money or is  evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date the most recent Opinion of Counsel delivered pursuant to Section 5.01(j) of the Credit
                                           ---------------
  Agreement (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing
  Date if no Opinion of  Counsel has yet been  delivered pursuant to Section 5.01(j) of the Credit Agreement) unless the Collateral
     ---------------
  Agent shall  have first received  an Opinion of  Counsel to the effect  that  the lien  and  security interest  created  by the
  Credit Agreement  with respect to  such property will  continue to be maintained after giving effect to such action or actions; provided, however, that each of the Collateral Agent and the
           --------  -------
  Servicer may  remove Pledged  Contracts from such  jurisdiction to the  extent necessary to  satisfy any requirement  of law or court order, in  all cases in accordance with the provisions of the  Custodial Agreement  and  Section  5.01(p) of  the  Credit
  Agreement.                     ---------------
       (x)  No Release. Not take any action and shall use its best
            ----------
  efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any document, instrument or agreement, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness or, any such document, instrument or agreement, except as expressly provided in this Agreement or the Credit Agreement or such other instrument or document.

       (xi)  Insurance and Condemnation.
             ---------------------------
             FCI (1) shall use its best efforts, in the case of Developments where FCI or any subsidiary of FCI maintains primary or substantial responsibility for management, administration or other services of a similar nature, and
       (2) shall do or cause to be done all things which it may accomplish with a reasonable amount of cost or effort, in the case of Developments where FCI or any Subsidiary of FCI does not maintain primary or substantial responsibility for management, administration or other services of a similar nature, to cause the property owners' association or similar time-share owner body ("POA") for each Development, to (A) maintain one or more policies of general casualty and liability insurance with financially sound and reputable insurers providing coverage in scope and amount which (x) satisfies the requirements of the Declarations (or any similar charter document) governing the POA for the maintenance of such insurance policies, and (y) is at least consistent with the scope and amount of such insurance coverage obtained by prudent POAs and/or management of other similar developments in the same jurisdiction; and (B) apply the proceeds of any such insurance policies in the manner specified in the relevant Declarations (or any similar charter document) governing the POA and/or any similar charter documents of such POA (which exercise of best efforts shall include voting as a member of the POA or as a proxy or attorney-in-fact for a member). For the avoidance of doubt, the parties acknowledge that the ultimate discretion and control relating to the maintenance of any such insurance policies is vested in the POA in accordance with the various Declarations relating to each VOI Regime.

            (ii) Each of FAC and FCI shall remit to the Collection Account, the portion of any proceeds received pursuant to a condemnation of property in any Development relating to any of the VOIs or Lots.

            (iii) FCI shall maintain each of (A) the Master Group Credit Life Policy originally issued by American United Life Insurance Company of Indiana to FCI, as beneficiary, and (B) the Master Group Credit Life Policy originally issued by American Bankers Life Assurance Company of Florida to FCI, as beneficiary, in each case in full force and effect, having a scope and amounts of coverage (on a per Obligor basis) at least equal to the scope and amounts of coverage in effect on and as of the date hereof.

      (xii)  Separate Identity.  Take such action as is necessary
             -----------------
  to ensure compliance with Section 5.01(q) of the Credit
                            ---------------
  Agreement.

      (xiii)  Computer Files.  Mark or cause to be marked each
              --------------
  Contract in its computer files that the Contracts conveyed to Company hereunder have been pledged to Collateral Agent.

      (xiv)  Taxes.  File or cause to be filed, and  cause each of
             -----
  its Affiliates with whom it shares consolidated tax liability to file, all federal, state and local tax returns which are required to be filed by it, except where the failure to file such returns could not reasonably be expected to have a material adverse effect on the value or collectibility of the Contracts or the ability of the Seller or FCI to perform its obligations hereunder or under any other Facility Document to which it is a party or which could otherwise be reasonably expected to expose Seller or FCI to a material liability. Each of Seller and FCI shall pay or cause to be paid all taxes shown to be due and payable on such returns or on any
  assessments  received   by  it,   other  than   any  taxes   or
  assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Seller, FCI or the applicable Affiliate shall have set aside adequate reserves on its books in accordance with GAAP, and which proceedings could not reasonably be expected to have a material adverse effect on the value or collectibility of the Contracts or the ability of Seller or FCI to perform its obligation hereunder or under any other Facility Document to which it is a party or which could otherwise be reasonably expected to expose Seller or FCI to a material liability.

       (xv)  Facility Documents.  Comply in all material respects
             ------------------
  with the terms of, and employ the procedures outlined under this Agreement and all of the other Facility Documents to which it is a party, and take all such action to such end as may be from time to time reasonably requested by the Company to maintain all such Facility Documents in full force and effect.

      (xvi)  Contract Schedule.  Promptly amend the Contract
             ------------------
  Schedule to reflect terms or discrepancies that become known after the Closing Date.

     (xvii)  Segregation of Collections.   Prevent the  deposit into
             --------------------------
  any of  the Lock-Box  Accounts, the  Collection Account  or the
  Spread Account of  any funds other than  Collections in respect of the Pledged  Contracts (except, in  the case  of the  Spread
  Account, for the initial deposit therein) (provided that this Covenant
                                             --------
  shall not  have  been breached  to  the  extent that  items  of payment, which  are not  material in the  aggregate, have  been mistakenly forwarded to  an Obligor directly to any of FCI, FAC or any  of  their respective  Affiliates, or  deposited into  a lock-box account maintained  for the benefit of  FNBB under its credit arrangements  with FCI or  FAC) and, to  the extent that any  such funds  are nevertheless  deposited into  any of  such
  Lock-Box  Accounts,  the  Collection  Account  or  the   Spread
  Account, promptly identify any such funds to the Servicer for segregation and remittance to the owner thereof.


       (b)  Negative Covenants of Seller and FCI.  So long as the
            -------------------------------------
  Company has any obligation under the Credit Agreement to assign and convey Contracts to Collateral Agent for the benefit of itself and Triple-A and its successors and assigns, Seller and FCI each covenants and agrees that it shall not, without the prior written consent of the Company and Collateral Agent:


       (i)  Sales, Liens, Etc. Against Receivables and Related
            --------------------------------------------------
  Security.  Except for the releases contemplated under Section
  --------                                              -------
  7.11 of the Credit Agreement, sell, assign (by operation of law
  ----
  or otherwise) or otherwise dispose of, or create or suffer to exist, any Lien upon or with respect to, any Contract or any Transferred Assets, or any interests in either thereof, or upon or with respect to any Lock-Box Account to which any Collections are sent, or assign any right to receive income in respect thereof. Each of FCI and Seller shall immediately notify the Company of the existence of any Lien on any Contract or Transferred Assets, and shall defend the right, title and interest of the Company in, to and under the Contracts and Transferred Assets, against all claims of third parties.

       (ii)  Extension or Amendment of Contract Terms.  Extend,
             ----------------------------------------
  amend, waive or otherwise modify the terms of any Contract (other than by way of a Permitted Deferral or in accordance
  with  Customary  Practices),  or   permit  the  rescission   or
  cancellation of any Contract, whether for any reason relating to a negative change in the related Obligor's creditworthiness or inability to make any payment under the Contract or otherwise; provided, however, that the following modifications may be made
  --------  -------
  to a Pledged Contract from time to time: (i) extensions which are
  Permitted   Deferrals,   (ii)  amendments,   entered   into  in
  accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extent the maturity of required Payments, (iii) reductions in the amount of required principal Payments under such Contract
  which  do  not  alter  the   aggregate  amount  of  Collections
  anticipated  to  be  received  in  the  Collection  Account  in respect  of  such Contract  (as  a  result  of  any release  of
  prepaid  premiums  for   Credit  Life   Insurance),  and   (iv)
  modifications in the applicability of a PAC (which will, among other things, result in a change in the relevant Contract
  Rate).

      (iii)  Change in Business or Credit  and Collection Policy.
             ---------------------------------------------------
  Make any change in the character of its business or in the Credit Standards and Collection Policies, or deviate from the exercise of Customary Practices, which change or deviation would, in either case, materially impair the value or collectibility of any Contract.

       (iv)  Change  in Payment Instructions to Obligors.  Add or
             -------------------------------------------
  terminate any bank as a Lock-Box Bank from those listed in Exhibit O to the Credit Agreement or make any change in its
  ---------
  instructions to Obligors regarding payments to be made to any Lock-Box Bank, unless the Company and Collateral Agent shall have received (i) 30 days' prior written notice of such addition, termination or change and (ii) prior to the effective date of such addition, termination or change, (x) executed copies of Lock-Box Agreements executed by each new Lock-Box Bank, the Seller, the Company, the Servicer and the Collateral Agent and (y) copies of all agreements and documents signed by either the Company or the respective Lock-Box Bank with respect to any new Lock-Box Account.

       (v)  Change in Corporate Name, Etc.  Make any change to its
            -----------------------------
  corporate  name, trade names,  fictitious names,  assumed names or doing business names which existed on the Closing Date without providing at least 30-days prior written notice to the Company and the Collateral Agent to the extent all action required by Section 7.04 of the Credit Agreement shall have been
              ------------
  taken and completed (giving effect to the provisions of such Section
  7.04                                                         -------
  ----
  as if each reference to the "Borrower" therein is instead a reference to each of Seller and FCI).

       (vi)  ERISA Matters.  (i) Engage or permit any ERISA
             -------------
  Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the DOL; (ii) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the IRC, or funding deficiency with respect to any Benefit Plan other than Multiemployer Plan; (iii) fail to make any payments to any Multiemployer Plan that Seller, FCI or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (iv) terminate any Benefit Plan so as to result in any liability; (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of Seller, FCI or any ERISA Affiliate under ERISA or the IRC; provided, however,
  Seller's or FCI's ERISA                      --------  -------
  Affiliates may take or allow such prohibited transactions, accumulated funding deficiencies, payments, terminations and reportable events described in clauses (i) through (iv) above so long as such events occurring within any fiscal year of Seller or FCI, in the aggregate, involve a payment of money by or an incurrence of liability of any such ERISA Affiliate (collectively, "ERISA Liabilities") in an amount which does
                   -----------------
  not exceed $500,000.


       (vii)  Terminate or Reject Contracts.  Without limiting
              -----------------------------
  anything in Section 9(b)(ii) above, terminate or reject any
              ----------------
  Contract prior to the end of the term of such Contract, whether such rejection or early termination is made pursuant
  to   an   equitable   cause,   statute,  regulation,   judicial
  proceeding  or   other  applicable   law  (including,   without
  limitation, Section 365  of the Bankruptcy Code),  unless prior to such termination or rejection, such Contract and any related Collateral have been released from the Lien of the Credit Agreement pursuant to Section 7.11 thereof in consideration
                               ------------
  of the payment of an appropriate Release Price therefor.

     (viii)  Facility Documents.  Except as otherwise permitted
             ------------------
  under the Credit  Agreement, (a) terminate, amend  or otherwise modify any Facility Document to  which it is a party,  or grant any waiver or  consent thereunder,  or (b) terminate,  amend or otherwise modify  the  FairShare Vacation  Plan Use  Management
  Trust  Agreement dated  as of  June 26, 1991  (as  amended from time to time, the "Trust Agreement"); provided, however, (A) the Title
                                        --------  -------
  Clearing Agreements  may be  amended for  the  purposes of  (1)
  making  additional properties  subject thereof,  (2)  making an
  Affiliate of FCI  a party thereto  having the  same rights  and obligations thereunder  as FCI  or (3)  identifying a  separate
  pool  of  Contracts  (which  shall   not  include  the  Pledged
  Contracts) to be sold or pledged to secure debt under a pooling or pledge arrangement similar to that evidenced by this Credit Agreement, and (B) the Trust Agreement may be amended from time to time (1) to substitute or add additional parties thereto, (2) to comply with state and federal laws or regulations, or (3) for any other purpose, provided that with respect to this clause (3), FCI or Seller furnishes to the Company and Collateral Agent an Opinion of Counsel in form and substance acceptable to the Collateral Agent to the effect that such amendment or modification will not adversely affect in any material respect the respective interests of Triple-A, the Collateral Agent, the Administrative Agent or the Surety.

       (ix)  Accounting Treatment.  Prepare any financial
             --------------------
  statements or other statements which shall account for the transactions contemplated by this Agreement in any manner other than as the sale of, or a capital contribution of, the Contracts by the Seller to the Company.

       (x)  Insolvency Proceedings.  Institute Insolvency
            ----------------------
  Proceedings with respect to the Company or consent to the institution of Insolvency Proceedings against the Company, or take any corporate action in furtherance of any such action, or allow the Company to seek dissolution or liquidation in whole or in part.

  Section 10.  Seller Subordinated Note.
               ------------------------
       (a) On the Closing Date, Company shall issue to the Seller the subordinated note substantially in the form of Exhibit "_" (the "Subordinated Note"). The principal amount of the Subordinated Note shall be calculated pursuant to the Settlement Report and, on any day, shall be equal to the Subordinated Interest on such day.

       (b) Interest on the principal amount of the Subordinated Note shall accrue at a rate set forth in the Subordinated Note. Principal and interest payments on the Subordinated Note may be made only at the times and to the extent permitted by the Credit Agreement. Principal amounts outstanding on the Subordinated Note shall increase concurrently with the payment of the Purchase Price pursuant to the terms hereof. Except to the extent permitted by the Credit Agreement, Seller agrees not to ask, demand, sue for or take or receive from Company in cash or other property, by set-off or in any other manner, payment of all or any part of the Subordinated Note.

       (c) The Seller agrees upon any distribution of all or any of the assets of Company to creditors of Company upon the dissolution, winding up, total or partial liquidation, arrangement, reorganization, adjustment protection, relief, or composition of Company or its debts, any payment or distribution of any kind in respect of the Subordinated Note (including, without limitation, cash, property, securities and any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of Company being subordinated to the payment of the Subordinated
  Note) that otherwise would be payable or deliverable upon or with respect to the Subordinated Note, directly or indirectly, by set-off or in any other manner, including, without limitation, from or by way of the Collateral, shall be paid or delivered directly to the Collateral Agent for application (in the case of cash) to or as Collateral (in the case of non-cash property) for the payment or prepayment in full of, the Obligations until the Obligations shall have been indefeasibly paid in full in cash. The Collateral Agent is irrevocably authorized and empowered (in its own name or in the name of the Seller or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in the preceding sentence and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Note and enforcing any security interest or other lien securing payment of the Subordinated
  Note) as the Collateral Agent may request to (i) collect the Subordinated Note for the account of Triple-A and the Surety and to file appropriate claims or proofs of claim in respect of the Subordinated Note, (ii) execute and deliver to the Collateral Agent such powers of attorney, assignments or other instruments as the Collateral Agent may request in order to enable the Collateral Agent to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Note, (iii) collect and receive any and all payments or distribution which may be payable or deliverable upon or with respect to the Subordinated Note.

       (d) All payments or distributions upon or with respect to the Subordinated Note that are received by the Seller contrary to the provisions of the Credit Agreement shall be received in trust for the benefit of Triple-A, shall be segregated from other funds and property held by Seller and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as Collateral (in the case of non-cash property) for the payment or prepayment in full of the Obligations until the Obligations shall have been indefeasibly paid in full in cash. The Seller agrees that no payment or distribution to Triple-A or the Surety pursuant to the provisions of the Subordinated Note shall entitle the Seller to exercise any rights of subrogation in respect thereof against Company until the Obligations shall have been indefeasibly paid in full in cash. The Seller and Company hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and any requirement that the Collateral Agent protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against Company or any other Person or any Collateral.

       (e) The Seller agrees and confirms that the Collateral Agent shall not have any duty whatsoever to the Seller as holder of the Subordinated Note and that the Collateral Agent shall not be liable to the Seller for any action taken or omitted, to the extent authorized under terms of the Credit Agreement or this Agreement, with respect to the Subordinated Note.

       (f) Prior to the indefeasible payment in full in cash of the other Obligations, the Seller will not seek to collect any amounts owing under the Subordinated Note in any manner or exercise or enforce any of its rights under the Subordinated Note.

       (g) The Seller and Company further agree that at no time hereafter will any part of the indebtedness represented by the Subordinated Note be represented by any negotiable instruments or other writings except the Subordinated Note.

       (h) The Seller and Company waive notice of and consent to the creation of the Triple-A Loans pursuant to the Credit Agreement, and any other Obligation, any extensions granted by Triple-A, the Surety, the Collateral Agent or the Liquidity Collateral Agent with respect thereto, the taking or releasing of Collateral or any obligors or guarantors for the payment thereof, and the releasing of the Seller or any other subordinating creditors. No failure or delay by Triple-A, the Surety, the Collateral Agent or the Liquidity Agent to
  exercise any right granted herein, or in any other agreement or bylaw shall constitute a waiver of such right or of any other right.

       (i) The Seller and Company agree to execute and deliver to Triple-A, the Surety, the Collateral Agent and the Liquidity Agent such additional documents and to take such further actions as Triple-A, the Surety, the Collateral Agent and the Liquidity Agent may hereafter reasonably require to evidence the subordination of the Subordinated Note.

       (j) The terms of the Subordinated Note and the subordination effected hereby, and the rights of Triple-A, the Surety, the Collateral Agent and the obligation of the Seller and Company arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by (i) any amendment or modification of or supplement to any provision of the Facility Documents, or any instrument or document executed or delivered pursuant thereto or in connection with the transactions contemplated thereby; (ii) the validity or enforceability of any of such documents; (iii) any exercise or non-exercise of any right, power or remedy under or in respect of the other Obligations or any instruments or documents related thereto or arising at law; or (iv) any waiver, consent release, indulgence, extension, renewal, modification, delay or other action, inaction, or omission in respect of the other Obligation or any of the instruments or documents related thereto.

       (k) Neither the Subordinated Note nor any right of the Seller to receive any payment thereunder, shall be assigned, transferred, exchanged, pledged, hypothecated, participated or otherwise conveyed; provided, however, that the Seller may pledge
                      ---------  ------
  or otherwise transfer the Subordinated Note with the prior written consent of Collateral Agent; provided, further, that any
                                       --------  -------
  assignee of the Subordinated Note shall be bound by all of the terms applicable to the Subordinated Note set forth in the Facility Documents.

  Section 11.    Representations and  Warranties of the Company.
                 ----------------------------------------------
       The Company represents and warrants that:

       (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power, authority, and legal right to own its properties and conduct its business as such properties are presently owned and as such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement. The Company is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in each jurisdiction necessary to carry on its business as presently conducted and to perform its obligations under this Agreement;

       (b) The execution, delivery and performance of this Agreement and the consummation of the transactions provided for in this Agreement have been duly approved by all necessary corporate action on the part of the Company;

       (c) This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforceability may be subject to or limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity;

       (d) The execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof applicable to the Company will not conflict with, violate, result in any breach of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under any provision of any existing law or regulation or any order or decree of any court applicable to the Company or its certificate of incorporation or bylaws or any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Company is a party or by which it or its properties is bound;

       (e) There are no proceedings or investigations pending or, to the best knowledge of the Company, threatened against the Company before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (C) seeking any determination or ruling that, in the reasonable judgment of the Company, would adversely affect the performance by the Company of its obligations under this Agreement, or (D) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement;

       (f) All approvals, authorizations, consents, orders or other actions of any person or entity or any governmental body or official required in connection with the execution and delivery of this Agreement by the Company, the performance by it of the transactions contemplated hereby and the fulfillment of the terms hereof, have been obtained and are in full force and effect; and

       (g) The Company is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement; the Company has not incurred Debts beyond its ability to pay; and the Company, after giving effect to the transactions contemplated by this Agreement, will have an adequate amount of capital to conduct its business in the foreseeable future.

  Section 12.  Miscellaneous.
               -------------
       (a)  Amendment.  This  Agreement may be amended  from time to
            ---------
  time  or  the  provisions  hereof may  be  waived  or otherwise modified by the  parties hereto by written  agreement signed by the parties hereto and the Collateral Agent; provided, however, no such
                                               --------  -------
  amendment, waiver or modification shall be effective without the prior written consent of the Collateral Agent.


       (b)  Software.  FCI hereby grants a royalty free perpetual
            --------
  license to FAC, and its successors and assigns, in, to and under all software used to account for the Transferred Assets, and all relevant licenses and sublicenses, if any, relating thereto (the "Software") to use, assign or sublicense such Software in connection with the transactions contemplated by the Facility Documents.

       (c)  Assignment.  The Company has the  right to assign its
            ----------
  interest under this Agreement as may be required to effect the purposes of the Credit Agreement, without the consent of the Seller or FCI, and the assignee shall succeed to the rights hereunder of the Company. In addition, Collateral Agent and/or Triple-A has the right to assign its interest hereunder as may be required to effect the purposes of the Liquidity Security Agreement without the written consent of either Seller or FCI, and the assignee shall succeed to the rights hereunder of Collateral Agent and/or Triple-A.

       (d)  Counterparts.  This Agreement may  be executed in any
            ------------
  number of  counterparts, each  of which  counterparts shall  be
  deemed  to  be   an  original,  and  such   counterparts  shall
  constitute but one and the same instrument.

       (e)  Termination. Seller's and FCI's obligations under this
            -----------
  Agreement  shall  survive the  sale  of  the Contracts  to  the
  Company  and  the  Company's  pledge   and  assignment  of  the
  Contracts to the Collateral Agent, and Triple-A's pledge and assignment under the Liquidity Security Agreement to the Liquidity Agent.

       (f)  Governing Law.  This Agreement  shall be construed in
            -------------
  accordance with the laws of the State of Arkansas and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

       (g)  Notices.  All demands and  notices hereunder shall be
            -------
  in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, or by express delivery service, to (i) in the case of Seller, Fairfield Acceptance Corporation, 2800 Cantrell Road, Little Rock, Arkansas 72202, Attention: President, or such other address as may hereafter be furnished to the Company and FCI in writing by Seller, (ii) in the case of FCI, Fairfield Communities, Inc., 2800 Cantrell Road, Little Rock, Arkansas 72202, Attention: President, or such other address as may hereafter be furnished to Seller or the Company in writing by FCI, and (c) in the case of the Company, Fairfield Capital Corporation, 2800 Cantrell Road, Little Rock, Arkansas 72202,
  Attention: President, or such other address an may be furnished to Seller or FCI in writing by the Company; with a copy of any such notice to Collateral Agent at 885 Third Avenue, New York, New York 10022, Attention: Head of Exposure Management, or such other address as may hereafter be furnished to Seller or FCI in writing by the Collateral Agent.

       (h)  Severability of Provisions.  If any one or more of the
            --------------------------
  covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

       (i)  Successors and Assigns.  This Agreement shall be binding
            ----------------------
  upon each of Seller, FCI and the Company and their respective successors and assigns, as may be permitted hereunder, and shall inure to the benefit of each of the Seller, FCI and the Company and each of the Collateral Agent, the Administrative Agent, Triple-A, the Surety and the Liquidity Agent to the
  extent  explicitly  contemplated  hereby  (including,   without
  limitation, with  respect  to the  Subordination provisions  of
  Section 10 hereof).
  ----------

       (j)  Costs, Expenses and Taxes.  (A) Each of Seller and FCI
            ------------------------
  jointly and severally agrees to pay on demand to Company (x) all reasonable costs and expenses incurred or reimbursed (or
  to  be   reimbursed)  by   Company  in   connection  with   the
  preparation, execution  and delivery  (including any  requested amendments, waivers or consents) of this Agreement, the other Facility Documents and the other documents to be delivered
  hereunder   and  thereunder,   including,  without  limitation,
  reasonable  fees   and   out-of-pocket  expenses   of   counsel
  (subject, in the case of fees and expenses of counsel, to the terms of the Fee Letter and (y) all reasonable costs and expenses, if any, incurred or reimbursed (or to be reimbursed) by Company (including reasonable counsel fees and expenses), in connection with the enforcement or preservation of the rights and remedies under this Agreement and each of the other documents to be delivered hereunder.

       (B) Each of Seller and FCI jointly and severally agrees to pay, indemnify and hold Company harmless from and against any and all stamp, sales, excise and other taxes and fees payable or determined to be payable by or reimbursed (or to be reimbursed) by Company in connection with the execution, delivery, filing and recording of this Agreement, the other Facility Documents and the other agreements and documents to be delivered hereunder and thereunder, and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

               [This space intentionally left blank.]












       IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                FAIRFIELD ACCEPTANCE  CORPORATION


                                By  /s/ Robert W. Howeth
                                  ------------------------------
                                   Its:  President


                                FAIRFIELD COMMUNITIES, INC.


                                By:  /s/ Robert W. Howeth
                                    ----------------------------
                                   Its:  Senior Vice President


                                FAIRFIELD CAPITAL CORPORATION


                                By: /s/ Robert W. Howeth
                                   -----------------------------
                                   Its:  President